SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2003

Belmont Bancorp.

(Exact Name of Registrant as Specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	0-12724 (Commission File Number)	34-1376776 (I.R.S. Employer Identification No.)

325 Main Street, Bridgeport, Ohio (Address of Principal Executive Offices)	43912 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (740) 695-3323

NO CHANGE

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.	Other Events and Regulation FD Disclosure.

On September 16, 2003 Belmont Bancorp. issued a press release announcing a regular cash dividend payable on October 10, 2003 to shareholders of record as of September 26, 2003. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.	Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release issued by Belmont Bancorp., dated September 16, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELMONT BANCORP. (Registrant)

/s/ JANE R. MARSH

Jane R. Marsh Chief Financial Officer

Dated: September 16, 2003